FREEPORT-McMoRAN
COPPER & GOLD



FCX Overview of Revised Operating Plans

December 3, 2008

FCX
LISTED
NYSE

www.fcx.com

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, the impact of changes in deferred intercompany profits on earnings and timing of dividend payments and open market purchases of FCX common stock. The declaration and payment of dividends is at the discretion of FCX's Board of Directors and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (SEC).

In our filings with the SEC, we disclose recoverable proven and probable reserves calculated in accordance with Industry Guide 7 as required by the Securities and Exchange Act of 1934. In this presentation we refer to potential reserve additions and use phrases such as "potential additions in medium term," "mineralized material" and "potential to add reserves." Potential reserve additions will not qualify as reserves until sufficient mapping, drilling, sampling, and assaying are completed and until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that any potential reserve additions will become recoverable proven or probable reserves. We urge you to consider closely the disclosure of recoverable proven and probable reserves in our Annual Report on Form 10-K for the year ended December 31, 2007.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements or pro forma consolidated financial results are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

FCX Investment Summary

- **World's Premier Publicly Traded Copper Company**
- **World's Largest Molybdenum Producer & Significant Gold Producer**
- **World Class, Long-lived, Geographically Diverse Operations**
- **Financially Strong**
- **Attractive Project Pipeline**
- **Significant Exploration Potential**

FREEPORT-MCMORAN COPPER & GOLD

Geographically Diverse

Major Mine Operations & Development Projects

All major assets majority-controlled and operated


Copper
Copper/Gold/Silver
Molybdenum
North America[1]
Reserves
Cu 25.8 billion lbs
Mo 1.8 billion lbs
Production
Cu 1.3 billion lbs
Mo 70 million lbs[2]
South America[3]
Copper
Reserves 25.9 billion lbs
Production 1.4 billion lbs
Grasberg (90.64%)
Reserves
Cu 37.1 billion lbs
Au 41.0 million ozs
Production
Cu 1.3 billion lbs
Au 2.1 million ozs
Tenke (57.75%)
Reserves
Cu 4.3 billion lbs
Co 0.6 billion lbs

Note: FCX consolidated reserves and annual production; Reserves as of December 31, 2007. Production figures are based on 2009e.

[1] Cu operations: Morenci (85%), Sierrita (100%), Bagdad (100%), Chino/Cobre (100%), Tyrone (100%) and Safford (100%), Primary Mo: Henderson (100%)

[2] Includes Cerro Verde moly

[3] Copper operations Candelaria/Ojos del Salado (80%), Cerro Verde (53.6%) and El Abra (51%)

Long-Lived Asset Base

	Consolidated
Reserves 12/31/07 (1)	
Copper (billion lbs)	93.2
Molybdenum (billion lbs)	2.0
Gold (million ozs)	41.0
Average Sales Volumes (2009e-2010e)	
Copper (billion lbs)	4.1
Molybdenum (million lbs)	70
Gold (million ozs)	2.2
Implied Reserve Life (years)	
Copper	22
Molybdenum	28
Gold	18
Mineralized Material (2)	
Ore (million metric tons)	12,073
Contained Copper (billion lbs)	100
average % copper	0.38
average g/t gold	0.07

(1) Estimated recoverable reserves in 2007 were assessed using a copper price of $1.20 per pound, a gold price of $450 per ounce, and a molybdenum price of $6.50 per pound.

(2) Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves. See Cautionary Statement.

Freeport-McMoRan Copper & Gold

A World of Opportunities

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District


Cerro Verde


Tenke Fungurume/Africa


Grasberg/Indonesia


SW US
South America
Africa
Indonesia

Copper Price & Inventories

	High	Low	Avg
2003	$1.05	$0.70	$0.81
2004	$1.50	$1.07	$1.30
2005	$2.10	$1.37	$1.67
2006	$3.99	$2.08	$3.06
2007	$3.80	$2.40	$3.24
2008*	$4.04	$1.56	$3.31


000's Metric Tons
2,000
1,750
1,500
1,250
1,000
750
500
250
0
Cents Per Pound
400
350
300
250
200
150
100
50
0
LME Copper Price
LME & COMEX Exchange Stocks**
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

* As of November 28, 2008
** LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

Copper Market – "What Happened"

- Continued Financial Market Turbulence, Credit Issues, and Outlook for Global Economy are Major Force in Price Collapse
- Anticipation of Surpluses and Slowing Global Demand, Including China
- LME Copper Stocks Up ~100k Tonnes Since End of September – Market is Pricing in Further Increase
- U.S. Dollar Strength
- Volatility Remains Key Feature of Market
  - 2H08 Range: $1.56 - $4.04/lb
  - Unprecedented Volatility
- Market Discounting Supply Issues
- Decline in Fund Investment in Commodities

Change in Prices Since Mid-September 2008


0%
-10%
-20%
-30%
-40%
-50%
-60%
-34.1%
-49.9%
-43.4%
-47.3%
-35.5%
-35.1%
Aluminum
Copper
Lead
Nickel
Tin
Zinc

Source: Bloomberg as of November 28, 2008

Underlying Fundamentals of Copper Business Remain Positive

- Low Exchange Inventories – ~ 6 Days of Global Consumption
- Supply Constraints/Shortfalls
- Absence of New Projects
- Current Market Will Further Delay Projects
- 60% of Today's Mines Deplete or Go Underground by 2021
- Urbanization in China and Other Developing Economies Important Component of Long-term Demand

FREEPORT-MCMORAN COPPER & GOLD

Copper Supply Side Challenges – Production Has Not Met Expectations

Production Shortfalls Have Averaged ~ 770 kt Per Year



0
-250
-500
-750
-1,000
Annual Shortfalls (kt)
-5.0%
-4.9%
-3.0%
-4.0%
4-Year Average
2005
2006
2007
2008e

Note: Based on Brook Hunt estimates per January report for given year, which includes allowance for supply disruptions. Percent shortfall based on production forecast at beginning of each year.

FREEPORT-MCMORAN COPPER & GOLD

Gold Market Update

- All-time High of $1,011/oz in March 2008
- Price Weakened as US Dollar Strengthened in 3Q
- Most Analysts Projected Gold Would Have Performed Better in This Environment

London Gold Price ($/oz)



$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

Molybdenum Market Update

- 2008 Range: $8.75 - $34/lb
  - First 9 Months: $32 - $34/lb
  - Since September 30: $8.75 - $30/lb
- Down 72% Since Sept. 30
- Sharp Decline in Demand
- Destocking by Consumers & Traders
- Producers Reduce Supply/Defer Projects
- Low Inventory Levels Should Lead to Quick Response When Demand Returns

Molybdenum Price* ($/lb)


$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

* Metals Week – Molybdenum Dealers Oxide Price

(mm lbs of molybdenum)

	2007	9 mo 2008	4Q08	% Chg YTD
Consumption	453.9	353.2	105.0	0.9%
Supply	456.6	358.4	119.7	4.7%
Surplus / (Deficit)	2.7	5.2	14.7	-

Source: CRU November 13, 2008

Near-Term Business Strategy Revisions

Prior Strategy
(since PD acquisition)

- Reduce Debt ✓✓
- Define the potential of our resources ✓
- Develop growth and expansion projects ✓
- Return excess cash flow to shareholders ✓

Revised Strategy

- Aggressively reduce costs and capital spending
- Protect liquidity
- Preserve resources and growth opportunities for anticipated improved market conditions longer term

Summary Impacts

- **Reduce Volumes in 2009e/2010e Compared with October 2008 Estimates**
  - **Copper – 5% in 2009e and 11% in 2010e**
  - **Molybdenum – 13% in 2009e and 30% in 2010e**
- **18% Reduction in Estimated 2009 Unit Site Production and Delivery Costs Compared with 2008e**
- **$1.2 bn Reduction (50%) in 2009 Capital Expenditures Compared with October Estimates ($1.7 bn Since July 2008)**
- **Additional Reductions in Exploration, R&D and Administrative Costs**

Operating Plan Revisions

- Reviewed operating plans at each site to develop lowest cost operating scenarios in $1.50-$2.00 copper environment*
- Curtail high-cost copper volumes
- Reduce moly volumes in response to market balance
- Aggressive cost control; reduce M&S inventories
- Defer or eliminate capital spending
- Reduce manpower levels

** plans would be revised if prices fall further*

Run "Lean Operations"

Sierrita
Bagdad
Cerro Verde
El Abra
Candelaria/Ojos
Grasberg

Revised Mine Plans

Morenci (reduce mine rate)
Safford
Miami mine
Chino
Tyrone
Henderson (moly)

Operating Plans Review

North America Copper Revisions

- Reduce mining & milling at Morenci by approximately 25%
- Reduce mining & stacking rate at Safford by about 50%
- Suspend mining/milling at Chino; produce from leach pads
- Reduce mining rate at Tyrone by about 50%
- Defer start-up of Miami mine
- Defer incremental expansions
- Reduce manpower, costs, capex across all operations
- Will continue to refine & optimize plans and aggressively manage costs

Copper Sales Estimates (billion lbs)

	2008e	2009e	2010e
October*	1.4	1.5	1.6
Current	1.4	1.3	1.2
Change	0.0	(0.2)	(0.4)

** included delay of Miami restart and deferral of incremental expansions*

e = estimate. See Cautionary Statement

Operating Plans Review

South America & Indonesia

South America

- Reduce costs, capex
- Defer incremental expansion at Cerro Verde
- Defer capital projects, including El Abra Sulfide

Copper Sales Estimates (billion lbs)	2008e	2009e	2010e
October	1.5	1.4	1.4
Current	1.5	1.4	1.3
Change	0.0	0.0	(0.1)

Indonesia

- Reduce costs, capex
- Grasberg accessing higher grade material with 2009 volumes front-end loaded
- Slow Big Gossan mine development

Copper Sales Estimates (billion lbs)	2008e	2009e	2010e
October	1.1	1.3	1.4
Current	1.1	1.3	1.4
Change	0.0	0.0	0.0

e = estimate. See Cautionary Statement

Operating Plans Review

Climax/Molybdenum

- **Reduce Henderson underground mine production by 25%**
- **Reduce cost/defer capital projects, including Climax Restart**
- **Reduce manpower levels**

Molybdenum Sales Estimates (million lbs)

	2008e	2009e	2010e
October	74	80	100
Current	72	70	70
Change	(2)	(10)	(30)

e = estimate. See Cautionary Statement

FREEPORT-MCMORAN COPPER & GOLD

2008e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
911
942
1,016
1,165
1Q08
2Q08
3Q08
4Q08e

Note: Consolidated copper sales include approximately 164 mm lbs in 1Q08, 167 mm lbs in 2Q08, 176 mm lbs in 3Q08 and 188 mm lbs in 4Q08e for minority interest; excludes purchased copper

e = estimate. Please see cautionary statement.

Gold Sales (thousand ozs)



500
375
250
125
0
280
265
307
400
1Q08
2Q08
3Q08
4Q08e

Note: Consolidated gold sales include approximately 29 k oz in 1Q08, 27 k oz in 2Q08, 31 k oz in 3Q08 and 43 k oz in 4Q08e for minority interest

Molybdenum Sales (million lbs)



25
20
15
10
5
0
20
20
19
13
1Q08
2Q08
3Q08
4Q08e

Sales Profile 2006 - 2010e

Copper Sales (billion lbs)


5
4
3
2
1
0
3.6
3.9
4.0
4.1
4.1
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated copper sales include approximately 535 mm lbs in 2006, 647 mm lbs in 2007, 695 mm lbs in 2008e, 740 mm lbs in 2009e and 760 mm lbs in 2010e for minority interest; excludes purchased copper.

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
1.9
2.3
1.3
2.2
2.2
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated gold sales include approximately 185 k oz in 2006, 228 k oz in 2007, 130 k oz in 2008e, 220 k oz in 2009e and 215 k oz in 2010e for minority interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
69
69
72
70
70
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated molybdenum sales include approximately 1 mm lbs in 2008e, 2 mm lbs in 2009e and 2 mm lbs in 2010e for minority interest; excludes purchased molybdenum

e = estimate. Please see cautionary statement.

Sales Estimates Rollforward
October 21st v. Current

	2009e	2010e
Copper (million lbs)		
October	4,300	4,600
North America*	(190)	(375)
South America	(10)	(100)
Indonesia	0	(25)
Total change	(200)	(500)
Current	4,100	4,100
Molybdenum (million lbs)		
October	80	100
Change**	(10)	(30)
Current	70	70
Gold (000's ozs)***	2,200	2,200

primarily Morenci, Safford, Tyrone and Chino
** *Henderson and Climax reductions*
*** *no change from October 21st Guidance*
e = estimate. See Cautionary Statement

2008e and 2009e Sales by Region

2008e Sales by Region

North America


1,425
Cu
mm lbs
72 (1)
Mo
mm lbs

South America


1,500
Cu
mm lbs
Au
mm ozs
0.1

Indonesia


1,100
Cu
mm lbs
1.1
Au
mm ozs

2009e Sales by Region (2)

North America


1,300
Cu
mm lbs
70 (1)
Mo
mm lbs

South America


1,400
Cu
mm lbs
Au
mm ozs
0.1

Indonesia


1,300
Cu
mm lbs
2.1
Au
mm ozs

(1) Includes Cerro Verde moly
(2) 2009e sales also include 100 MM pounds from Africa
Note: Amounts are projections. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2008e and 2009e Unit Production Costs by Region

2008e

(per pound of copper)	North America	South America	Indonesia	Consolidated
Unit Cash Costs (1)				
Site Production & Delivery (2)	$1.86	$1.16	$1.59	$1.53
Royalties (2)	-	-	0.10	0.03
Treatment Charges	0.09	0.14	0.25	0.15
By-product Credits	(0.64)	(0.14)	(0.93)	(0.53)
Unit Net Cash Costs	$1.31	$1.16	$1.01	$1.18

(1) Estimates assume average prices of $1.75/lb for copper, $750/oz for gold and $10/lb for molybdenum for Nov-Dec 2008. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America
Note: Amounts are projections. See Cautionary Statement.

2009e

(per pound of copper)	North America	South America	Indonesia	Consolidated (3)
Unit Cash Costs (1)				
Site Production & Delivery (2)	$1.47	$1.10	$1.22	$1.26
Royalties (2)	-	-	0.07	0.02
Treatment Charges	0.08	0.11	0.19	0.13
By-product Credits	(0.22)	(0.11)	(1.27)	(0.52)
Unit Net Cash Costs	$1.33	$1.10	$0.21	$0.89

(1) Estimates assume average prices of $1.75/lb for copper, $750/oz for gold and $10/lb for molybdenum for 2009. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America
(3) 2009 consolidated amounts exclude Africa
Note: Amounts are projections. See Cautionary Statement.

Site Operating Costs by Category

2009e


North America
Materials
35%
22%
Manpower
5%
Acid
Other
17%
Energy
21%
Indonesia
37%
26%
10%
27%
South America
33%
23%
7%
13%
24%
Consolidated
35%
24%
4%
13%
24%

Note: Amounts are projections. See Cautionary Statement.

Exploration



2008e
$275 million
North America 42%
10% South America
Africa 27%
Indonesia 17%
4%
Australasia & Other Areas
2009e
$100 million
13%
22%
7%
18%
40%

Activities focused on incorporating significant data obtained in 2008 into our future plans

Note: Amounts are projections. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

2009e & 2010e Average Annual EBITDA

($750 Gold & $10 Molybdenum)


(US$ billions)
$5
$4
$3
$2
$1
$0
Cu $1.50/lb
Cu $1.75/lb
Cu $2.00/lb

2009e & 2010e Average Annual Operating Cash Flow (excluding Working Capital)*

($750 Gold & $10 Molybdenum)


(US$ billions)
$3
$2
$1
$0
Cu $1.50/lb
Cu $1.75/lb
Cu $2.00/lb

*Excludes working capital changes. 2009e expected to be impacted by negative working capital totaling $750 million (at $1.75 copper) primarily associated with final settlement to customers on 2008 open pounds. Initiatives to reduce working capital requirements under way.

Note: On an annual basis, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $2.00/lb of molybdenum equates to $120 million to EBITDA and $100 mm to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization, and excludes purchase accounting impacts.

e = estimate. See Cautionary Statement

Sensitivities (2009e & 2010e Avg.)

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$400	$280
Molybdenum: -/+ $1.00/lb	$60	$50
Gold: -/+ $50/ounce	$100	$60
Diesel (1): -/+ 10%	$37	$23
Purchased Power (2): -/+ 10%	$47	$28
Currencies (3): +/- 10%	$94	$55

(1) $1.80/gallon base case assumption
(2) 7.6¢/kWh base case assumption
(3) 650 Chilean peso, 10,500 Indonesian rupiah, $0.68 Australian dollar, $1.28 Euro, 3.1 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Operating cash flow amounts exclude working capital changes.

FREEPORT-MCMORAN COPPER & GOLD

Capital Expenditures


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
1.0
0.8
$2.7
1.1
1.6
$1.1
0.6
0.5
$1.3
0.6
0.7
2007 (1)
2008e
2009e
2010e

(1) Includes PD expenditures beginning March 20, 2007

Note: Includes capitalized interest. e = estimate. Please see cautionary statement.

2009e Capital Cost Deferrals/Reductions

$1.2 Billion Reduction Since October 2008



El Abra
16%
Tenke
19%
Climax
25%
6%
Underground Mine Development at Grasberg
Sustaining
28%
6%
Cerro Verde Incremental Expansion

e = estimate. See Cautionary Statement

Tenke Fungurume
Development Project Update

- Construction activities being advanced
- Initial production target -- 2H09; aggregate annual production of 250MM lbs Cu & 18MM lbs Co
- $1.75 billion in aggregate capital costs
  - includes substantial amounts to support larger operation
  - $215MM reduction in 2009 capital (primarily deferral of items not required for start-up)
  - About $1.1 billion incurred through end of October
- Initial reserves at 12/31/07 of 100MM mt at 2.3% Cu and 0.3% Co; reserves expected to increase significantly


Leach & CCD


Grinding

FREEPORT-MCMORAN COPPER & GOLD

Achievement of Significant Debt Reduction



(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$7.2
At Time of PD Acquisition in March 2007
9/30/08

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt

FCX Debt Maturities 9/30/08


(US$ millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4
$46
$10
$136
$125
$14
$354
6.875% Sen. Notes
$2,514
Floating Rate & 8.25% Senior Notes
$4,006
8.375% Senior Notes and PD Senior Notes
2008
2009
2010
2011
2012
2013
2014
2015
Thereafter
Public Debt
All Other Debt

Total Debt & Cash at 9/30/08
(US$ billions)

Senior Notes Issued in 2007	$6.0
Heritage PD Debt	0.6
Other Debt	0.6
Total Debt	$7.2
Consolidated Cash	$1.2

Financial Policy

- Since March 2007 Acquisition of Phelps Dodge, Strategy was Focused on Defining Potential of Resources and Development of Growth Plans
- Following Achievement of $10 Billion in Debt Reduction During 2007, Financial Policy was Designed to Use Cash Flows to Invest in Growth Projects and Return Excess Cash Flow to Shareholders
- High Prices Enabled Increased Dividend and Expanded Share Purchase Authorization
- Near-Term Focus Will be on Protecting Liquidity While Preserving Large Mineral Resources and Growth Options
- Board to Review Financial Policy on an Ongoing Basis